WESTFIELD FINANCIAL, INC.

Investor Presentation November 2007

FORWARD - LOOKING STATEMENTS

Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- general and local economic conditions;
- changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
- changes in accounting principles, policies, or guidelines;
- changes in legislation or regulation; and
- other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

Strategic Focus

- **Commercial and Industrial Relationships (C & I)**
  - Non-Real Estate
  - Owner-Occupied Commercial Real Estate

- **$5 million - $30 million niche for "mid-sized businesses"**

- **WB has developed the capital, expertise, culture, & reputation to support business development.**

Commercial Services

Lending

- C and I Lending
- Commercial Real Estate Lending
- Lines of Credit
- SBA Financing
- Letters of Credit
- Lease Financing

Cash Management

- Internet Banking
- Sweep Accounts
- Foreign Currency Forward Contracts
- Repurchase Agreements
- Zero Balance Accounts
- ACH Processing
- Merchant Services
- Remote Deposit Capture

Second Step Stock Offering
Net $171 million, January 2007

Possible uses of proceeds we retained from the stock offering:

- Pay dividends to shareholders
- Repurchase shares of our common stock
- Fund organic growth or leverage the balance sheet
- Finance acquisitions of other financial institutions or other businesses related to banking

Total Assets



Millions
$1,000
$750
$500
813
795
797
805
997
1,043
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

Stockholders' Equity / Total Assets Ratio



40.00
30.00
20.00
10.00
0.00
15.58
15.69
14.81
14.39
29.03
27.75
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

Nonperforming Loans



Millions
$3
$2
$1
$0
2.4
1.8
2.2
1.9
1.0
1.5
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

Total Loan Portfolio September 2007

(dollars in millions)



Residential Real Estate Loans $110.0 27%
Consumer Loans $5.4 1%
Commercial & Industrial Loans $111.1 27%
Commercial Real Estate Loans. owner occupied $89.2 22%
Commercial Real Estate Loans, non-owner occupied $92.2 23%

Total Loan Portfolio
September 2006
(dollars in millions)



Residential Real Estate Loans $111.2 29%
Commercial & Industrial Loans $99.1 26%
Consumer Loans $5.9 2%
Commercial Real Estate Loans, owner occupied $81.9 21%
Commercial Real Estate Loans, non-owner occupied $86.9 22%

Balance Sheet Funding
September 2007
(dollars in millions)


Customer Repurchase Agreements $22.8 3%
Commercial Checking $36.0 5%
Federal Home Loan Bank Advances $103.0 14%
Retail Checking $86.1 11%
Savings & Money Markets $124.2 17%
Term Deposits $367.9 50%

Balance Sheet Funding
September 2006
(dollars in millions)



Federal Home Loan Bank Advances $55.0 8%
Customer Repurchase Agreements $20.0 3%
Commercial Checking $36.1 5%
Retail Checking $80.8 11%
Savings & Money Markets $140.1 20%
Term Deposits $381.1 53%

Net Income



Millions
$6.0
$3.0
$0.0
4.0
3.7
6.3
6.2
4.7
6.1
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

Diluted Earnings Per Share


$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.12
0.11
0.19
0.20
0.15
0.20
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

Net Interest Margin
(fully taxable equivalent basis)


4.00
3.00
2.00
1.00
0.00
3.18
2.94
3.25
3.24
3.05
3.18
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

Return on Average Equity



6.00
4.00
2.00
0.00
3.14
2.94
5.24
5.27
3.99
2.80
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

Return On Average Assets


1.00
0.75
0.50
0.25
0.00
0.51
0.45
0.79
0.77
0.56
0.81
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Sep-07

WESTFIELD BANK


VT
NH
NY
MA
CT
RI

Corporate Offices

1 141 Elm Street
Westfield, MA

Branch Offices

2 300 Southampton Road
Westfield, MA

3 26 Arnold Street
Westfield , MA

4 462 College Highway
Southwick, MA

5 206 Park Street
West Springfield, MA

6 1500 Main Street
Springfield, MA

7 655 Main Street
Agawam, MA

8 382 North Main Street
East Longmeadow, MA

9 1342 Liberty Street
Springfield, MA

10 1642 Northampton Street
Holyoke, MA

○ 560 East Main Street
Westfield, MA


Boston
Worcester
Westfield
Springfield


20
91
10
Holyoke
202
391
90
2
HAMPDEN
COUNTY
1
3
Westfield
20
291
5
9
6
Springfield
90
20
Agawam
8
East Longmeadow
57
57
7
32
4
Southwick
91
202

WESTFIELD FINANCIAL, INC

Thank You